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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report on our audit of the financial statements, at November 30, 1995, of J.R.S. Exploration Company Limited, dated July 31, 1996. We also consent to the reference to our firm under the caption "Experts".

                                            /s/  GARRETT POWER,
                                            Chartered Accountants

Calgary, Alberta

December 11, 1996